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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): June 7, 2002



                             PALM HARBOR HOMES, INC.
             (Exact name of Registrant as specified in its Charter)

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
                Florida                                    0-24268                             59-1036634

(State or other jurisdiction of               (Commission file number)                      (I.R.S. Employer
incorporation or organization)                                                           Identification Number)
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              15303 Dallas Parkway, Suite 800, Addison, Texas 75001
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (972) 991-2422



                                 Not applicable
          (Former name or former address, if changed since last report)



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ITEM 5.           OTHER EVENTS.

         Palm Harbor Homes is filing herewith a press release issued by it on June 7, 2002 as Exhibit 99.1 which is included herein. This press release was issued to report its acquisition of Nationwide Homes, Incorporated. A summary of Nationwide quick facts is also filed herewith as Exhibit 99.2.


ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (c)      Exhibits

         The following exhibits are filed with this report:

         99.1     Press Release issued by Palm Harbor Homes on June 7, 2002.

         99.2     Nationwide Custom Homes Quick Facts.




                                       2
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2002
                                 PALM HARBOR HOMES, INC.



                                 By:          /s/ Larry Keener
                                    -------------------------------------------
                                      Larry Keener
                                      President and Chief Executive Officer



                                       3
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                                INDEX TO EXHIBITS


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
EXHIBIT
NUMBER                               DESCRIPTION
-------                              -----------

99.1     Press Release issued by Palm Harbor Homes, Inc. on June 7, 2002.

99.2     Nationwide Custom Homes Quick Facts.
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